© Rhythm® Pharmaceuticals, Inc. All rights reserved. ® August 4, 2026 Rhythm Pharmaceuticals Second Quarter 2026 Financial Results and Business Update EXHIBIT 99.3

® 2 On Today’s Call • David Connolly, Vice President of Investor Relations and Corporate Communications • David Meeker, MD, Chair, President and Chief Executive Officer • Jennifer Lee, Executive Vice President, Head of North America • Yann Mazabraud, Executive Vice President, Head of International • Hunter Smith, Chief Financial Officer

® 3 This presentation and the accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the safety, efficacy, potential benefits of, and clinical design or progress of any of our products or product candidates at any dosage or in any indication, including, setmelanotide, bivamelagon, and RM-718; the use of setmelanotide in patients with acquired hypothalamic obesity (HO) and the success of our commercial launch; our expectations surrounding potential regulatory submissions, progress, or approvals and timing thereof for any of our product candidates, including potential marketing approval and launch in Japan and launches in the European Union and the timing thereof; the commercial growth of IMCIVREE; the estimated market size and addressable population for our drug products, including setmelanotide for the treatment of acquired HO; the future announcement of data from our ongoing clinical trials, including the substudy evaluating setmelanotide for patients with congenital hypothalamic obesity, Part C and Part D of the Phase 1 trial evaluating RM-718, and the open-label Phase 2 trial evaluating setmelanotide in patients with PWS, and ongoing enrollment in our clinical trials; existing or future collaboration agreements; the Company’s business strategy and plans; our anticipated financial performance and financial position for any period of time, including our estimated Non-GAAP Operating Expenses for the year ending December 31, 2026; and the sufficiency of our cash, cash equivalents and short-term investments to fund our operations for at least 24 months; and the timing of any of the foregoing. Statements using words such as “expect”, “anticipate”, “believe”, “may”, “will” and similar terms are also forward-looking statements. Such statements are subject to numerous risks and uncertainties, including, but not limited to, our ability to enroll patients in clinical trials, the design and outcome of clinical trials, the impact of competition, the ability to achieve or obtain necessary regulatory approvals, risks associated with data analysis and reporting, unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives, risks associated with the laws and regulations governing our international operations and the costs of any related compliance programs, our ability to successfully commercialize setmelanotide, our liquidity and expenses, our ability to retain our key employees and consultants, and to attract, retain and motivate qualified personnel, and general economic conditions, and the other important factors, including those discussed under the caption “Risk Factors” in Rhythm’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 and our other filings with the Securities and Exchange Commission. Except as required by law, we undertake no obligations to make any revisions to the forward-looking statements contained in this press release or to update them to reflect events or circumstances occurring after the date of this press release, whether as a result of new information, future developments or otherwise. Non-GAAP Financial Measures This presentation and the accompanying oral presentation include Non-GAAP Operating Expenses, a supplemental measure of our performance that is not required by, or presented in accordance with, U.S. GAAP and should not be considered as an alternative to operating expenses or any other performance measure derived in accordance with GAAP. We define Non-GAAP Operating Expenses as GAAP operating expenses excluding stock-based compensation and fixed consideration related to in-licensing. We caution investors that amounts presented in accordance with our definition of Non-GAAP Operating Expenses may not be comparable to similar measures disclosed by our competitors because not all companies and analysts calculate this non-GAAP financial measure in the same manner. We have not provided a quantitative reconciliation of forecasted Non- GAAP Operating Expenses to forecasted GAAP operating expenses because we are unable, without making unreasonable efforts, to calculate the reconciling item, stock-based compensation expenses, with confidence. This item, which could materially affect the computation of forward-looking GAAP operating expenses, is inherently uncertain and depends on various factors, some of which are outside of our control. Forward-looking Statements

® 4 David Meeker, MD Chair, President and CEO

® 5 Strong start to acquired HO launch Multiple clinically meaningful improvements achieved with setmelanotide in PWS New today: Encouraging preliminary results with RM-718 in acquired HO Q2 2026: Continued Execution for Rhythm Business Highlights

® 6 Phase 3 TRANSCEND Trial Results in Acquired HO Published Setmelanotide for the Treatment of Acquired Hypothalamic Obesity Original article by J.L. Miller, et al. N Engl J Med 2026;395:138-50. DOI: 10.1056/NEJMoa2512275 Treating Acquired Hypothalamic Obesity -- By Sadaf Farooqi, MB, ChB, PhD Science behind the Study With an accompanying editorial The NEW ENGLAND JOURNAL of MEDICINE

® 7 Preliminary Phase 2 Data Show RM-718 Demonstrated Positive Efficacy Signal in Acquired HO

® 8 Baseline Demographics N=11 patients enrolledParameter Statistic Overall (N=11) Age, years Mean (SD) (range) >12 years and <18, n (%) ≥18 years old, n (%) 26.7 (13.1) (12 – 48) 4 (36.4) 7 (63.6) Sex, n (%) Female / Male 9/2 (81.8/18.2) Race, n (%) White Black or African American 10 (90.9) 1 (9.1) BMI, kg/m2 Mean (SD) 41.0 (7.1) n=2 discontinued due to AEs n=7 reached Week 16 n=8 remain on active therapy* *Data cutoff of July 16, 2026: two (2) patients had not yet reached 16 weeks, and one (1) patient who completed 16 weeks then discontinued from extension due to personal reasons; AE, adverse event; BMI, body mass index; LTE, long-term extension. n=2 on therapy <4 weeks* 1 withdrew from LTE

® 9 RM-718 Achieved Clinically Meaningful BMI Reduction in Patients with Acquired HO at Week 16 -11.6% mean BMI reduction from baseline at Week 16 (n=7) BMI, body mass index.

RM-718 Exhibited Comparable Reductions to Setmelanotide and Bivamelagon



Setmelanotide
030+040
Bivamelagon
Per-protocol, 600 mg
RM-718
Wk16
Wk14
Wk16
n=64
n=7
n=7
Mean percent change in BMI
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
-10.1%
-10.1%
-11.6%

10

Rhythm® PHARMACEUTICALS

® 11 Four Patients Achieved Deepening BMI Reductions at 28-40 Weeks on Therapy with RM-718 Pe rc en t ch an ge in B M I Weeks

® 12 Most Common (≥2 Patients) Adverse Events for All Patients (N=11) Adverse Events, n (%) All Patients (N=11) Injection site reactions 9 (81.8) Nausea 6 (54.5) Vomiting 3 (27.3) Abdominal pain 2 (18.2) Anxiety 2 (18.2) Cough 2 (18.2) Decreased appetite 2 (18.2) Depression 2 (18.2) Fatigue 2 (18.2) Headache 2 (18.2) Nasopharyngitis 2 (18.2) Oropharyngeal pain 2 (18.2)

® 13 Multiple Anticipated Milestones Initiate pivotal Ph3 trial evaluating oral bivamelagon in acquired HOYE 2026 YE 2026 Launch IMCIVREE for acquired HO in Japan pending marketing authorization from Ministry of Health, Labour and Welfare (MHLW) H2 2026 Complete enrollment in substudy evaluating setmelanotide in congenital hypothalamic obesity H2 2026 Complete enrollment in the Ph1/2, Part D trial evaluating RM-718 in Prader-Willi syndrome Anticipated European launches of IMCIVREE for acquired HO2027

® 14 Jennifer Lee EVP, Head of North America

® 15 U.S. Launch of IMCIVREE for Acquired HO off to a Strong Start Strong patient demand Broad prescriber base Positive early payer experience

® 16 Strong Patient Demand and Early Uptake Start Forms Patients by age Hypothalamic injury Note: Between FDA approval on March 19, 2026 and June 30, 2026.; yo = years old ~15% within two years ~50% > 10 years >400 Patient Start Forms 66 start forms from clinical trial patients 12% 18-21yo 18% 12-17yo 21% 4-11yo Inclusive of 50% >22yo

® 17 Broad Prescriber Activation and Engagement Prescribers Specialty Priority Accounts Note: Between FDA approval on March 19, 2026 and June 30, 2026. ~300 Unique prescribers ~65% Activated ~25% of Prescriptions 43% Adult Endocrinologist 37% Pediatric Endocrinologist ~20% Repeat aHO Prescribers

® 18 Encouraged by Early Payer Engagement Note: Between FDA approval on March 19, 2026 and June 30, 2026. Payers Positive policies secured 25% of Medicaid covered lives 35% of commercial covered lives Majority of early approvals came at prior authorization without aHO specific policy in place Payer engagement continues with majority of P&T meetings expected by year end

® 19 Expert consensus, evidence-based diagnostic algorithm Supports earlier recognition and diagnosis Aligns around current clinical and genetic evidence New Diagnostic Algorithm Supports Diagnosis of BBS

® 20 Field Force Expansion and Focus +10 Territory managers focused on BBS 42 Territory managers focused on acquired HO

® 21 Yann Mazabraud EVP, Head of International

® 22 Japan map with prevalence Japanese Approval and Launch for Acquired HO Anticipated by End of 2026 1. Rhythm estimates the prevalence of acquired hypothalamic obesity in Japan to be approximately 5,000 to 8,000 based on Rhythm review of tumor registries and claims data. 5,000 – 8,000 estimated Japanese prevalence1 PMDA review of new drug application Final authorization from MHLW Price discussions with NHI PMDA: Pharmaceuticals and Medical Devices Agency; MHLW: Ministry of Health, Labour and Welfare; NHI: National Health Insurance

® 23 IMCIVREE HO Country-level Launches Expected in 2027 1. European estimates limited to the EU4 (Germany, France, Spain, Italy), UK and the Netherlands and prevalence of 0.1-0.3 in 10,000 patients ~10,000 estimated European prevalence1 • Germany G-BA process initiated • Reimbursement dossiers submitted: • France • UK • Spain • The Netherlands

® 24 Hunter Smith Chief Financial Officer

® 25 Q2 2026: Continued Growth in IMCIVREE Global Sales 19% QoQ increase from Q1 2026 72% of Q2 2026 revenue from U.S. $71.3M Net Product Revenue >20% increase in number of patients globally on reimbursed therapy

® 26 Q1 ‘26 to Q2 ‘26: Consistent Growth in Global Patient Demand Continues $60.1M $2.9M $11.3M -$3.0M $71.3M Q1 2026 Product revenue Q2 2026 Product revenue U.S. Q1-Q2 inventory effect at specialty pharmacy Ex-US revenue increase of $0.8M, net of a ($3.8)M charge due to French Contribution M U.S. revenue change from product dispensed to US patients

® 27 Q2 2026 Financial Snapshot ($ in millions, except per share data and shares outstanding) Three months ended June 30, 2026 Three months ended June 30, 2025 Product revenue, net $71.3M $48.5M R&D expenses $43.4M $42.3M SG&A expenses $67.4M $45.9M Net Loss attributable to common stockholders $(50.4)M $(48.0)M Weighted average common shares outstanding 68,592,661 63,684,359 Net Loss per share attributable to common stockholders – basic and diluted $(0.73) ($0.75) Cash, cash equivalents and short-term investments position (period end) $330.9M $291.0M RYTM expects cash to be sufficient to fund planned operations for at least 24 months

® 28 $110.9M Q2 2026 OpEx includes $26.1M in stock-based compensation expense Q2 2026 Financial Highlights * Non-GAAP Operating Expenses is a non-GAAP financial measure. We define Non-GAAP Operating Expenses as GAAP operating expenses excluding stock-based compensation, fixed consideration related to in-licensing and potential milestone payments. For more information, see slide 3 – Non-GAAP Financial Measures. $363M to $397M anticipated non-GAAP Operating Expenses* for 2026 includes: R&D: $175M to $195M SG&A: $188M to $202M Q2’ 2026 OpEx 2026 OpEx Guidance

® 29 Concluding Comments

® 30 MC4R Agonism Development Across Three Pillars Global commercial foundation driven by IMCIVREE in BBS Next-generation MC4R agonists RM-718 (weekly injection) Bivamelagon (daily oral) Genetic MC4R Pathway Diseases Prader-Willi Syndrome Hypothalamic Obesity

® 31 Questions